UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        August 19, 2005 (August 16, 2005)
                               -------------------
                Date of Report (Date of earliest event reported)
                               -------------------

                                  iBASIS, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                   0-27127              04-3332534

--------------------------------------------------------------------------------
(State or Other Jurisdiction of      (Commission          (IRS Employer
         Incorporation)              File Number)      Identification No.)


                     20 Second Avenue, Burlington, MA 01803

            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 505-7500

              (Registrant's telephone number, including area code)
                                 ---------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On August 16, 2005, iBasis, Inc. (the "Registrant") announced that it has called for redemption all of its outstanding 6 3/4% Convertible Subordinated Notes due June 2009 (the "Notes"). The redemption date will be September 6, 2005. The aggregate principal amount of Notes outstanding as of the announcement date is $32,599,000. The Notes are being called as a provisional redemption under the terms of its indenture. The redemption price will be $1,000.00 plus accrued interest up to but not including the redemption date for each $1,000.00 Note principal amount. All interest on the Notes called for redemption will cease to accrue on and after the Redemption Date.

A copy of the press release announcing the redemption of the Notes is filed as
Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, is furnished pursuant to Item 2.04 and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits.
     (c)      Exhibits.

              Exhibit
              Number            Description
              ------            -----------

              Exhibit 99.1      Press Release, dated August 16, 2005

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 19, 2005                 iBasis, Inc.

                               By: /s/ Richard G. Tennant
                                    --------------------------------------------
                                    Vice President, Finance and Administration
                                    And Chief Financial Officer
                                    (Principal Financial and Accounting Officer)